CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 20, 1998, which appears on page 33 of Northwest

     Natural Gas Company's Annual Report on Form 10-K for the year ended

     December 31, 1997.  We also consent to the reference to us under the headings "Experts" in such Prospectus.




     PricewaterhouseCoopers LLP


     Portland, Oregon
     July 13, 1998